SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           JULY 9, 2003 (JULY 9, 2003)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            HERSHA HOSPITALITY TRUST
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Maryland                 001-14765                 251811499
            --------                 ---------                 ---------
  (State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)              File No.)           Identification No.)


                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania  17070
                       -----------------------------------
              (Address and zip code of principal executive offices)


                                 (717) 770-2405
                                 --------------
               Registrant's telephone number, including area code


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ITEM 9.   REGULATION FD DISCLOSURE.
          ------------------------

The information in this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Hersha Hospitality Trust that the information is material or that the dissemination of the information is required by Regulation FD.

On July 9, 2003, Hersha issued a press release. A copy of the press release is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

Hersha regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Risks and uncertainties include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for the Company's tobacco products, and the impact of regulation and litigation on the Company's customers. A further list and description of these risks, uncertainties and other factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.


ITEM 7.   FINANCIAL STATEMENTS,PRO FORMAFINANCIAL INFORMATION AND EXHIBITS.
          ----------------------------------------------------------------

     c)   Exhibits.
          --------

                     Number              Exhibit
                     ------              -------

                      99.1      Press Release, dated July 9, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                       HERSHA HOSPITALITY TRUST
                                       (REGISTRANT)


Date: July 9, 2003                     By:   /s/ Ashish Parikh
                                             -------------------------------
                                       Name:  Ashish Parikh
                                       Title: Chief Financial Officer


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